EXHIBIT 10.23V

TWENTY-NINTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-ninth AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to use and, except as may be terminated earlier pursuant to this Amendment or the Agreement, commencing on the Effective Date of this Amendment and terminating on December 31, 2017 (the “Payment Gateway Term”), CSG agrees to provide the CSG’ Payment Gateway Service. As a result, Schedule A, “SERVICES” of the Agreement is AMENDED by adding “CSG Payment Gateway Service” to the list of Services and to add Exhibit A-4(g), “CSG Payment Gateway Service,” attached hereto.

2.	The foregoing notwithstanding, the parties acknowledge and agree that, pursuant to Customer’s request, the PIN-less debit functionality of the CSG Payment Gateway Service shall not be available to Customer unless or until CSG and Customer enter into a subsequent letter of authorization providing for PIN-less debit processing, which shall occur no earlier than completion of the Setup and Implementation Statement of Work for the CSG Payment Gateway Service.

3.	As a result, Schedule F, “FEES,” CSG SERVICES, Section III. entitled “Payment Procurement,” shall be AMENDED to add a new subsection F. entitled “CSG Payment Gateway Service” as follows:

F.	CSG Payment Gateway Service (Note 7)

Description of Item/Unit of Measure	Frequency	Fee
1. Setup/Implementation of ******** ** (*** ******** **) (Note 1-2)	*** *******	$******
2. Transactions
• CSG Payment Gateway Service Fee **** ***********) (Note 3-6)	*******	$******

Note 1: Setup and Implementation fees shall be set forth in a mutually agreed upon Statement of Work.

Note 2: For the purposes of this Amendment, the Setup/Implementation of ******** ** fee of $****** shall be ****** for the first **** *** ******** *** requested by Customer.

Note 3: Transaction types may include, but are not limited to credit and debit card authorization attempts (Visa, MasterCard, American Express, and Discover), PIN-less debit validation attempts, reversals, and refunds. The CSG Payment Gateway Service Fee will be invoiced in arrears on a calendar month basis.

Note 4: Customer shall have one or more separate agreements with card processors and as such shall incur additional fees.

Note 5: CSG’s bankcard processing services are required for CSG Payment Gateway services. This fee is in addition to the Customer’s contracted transaction fee for such bankcard services, which is included within Schedule F, “FEES,” CSG SERVICES, Section I. entitled Processing, subsection C. entitled “Listing of Products and Services included in the Monthly Processing Fee,” Notes 18 and 19.

Note 6: The CSG Payment Gateway Service *** *********** *** shall *** ** ******* ** *** ****** ***** ******** outlined in the Agreement (Section 4 entitled “Increase in Fees”) until December 31, 2017. Thereafter the parties shall enter into good faith negotiation for any on-going fees related to this Service. In the event the parties are unable to agree, CSG shall no longer be obligated to provide and Customer shall no longer be obligated to pay for such Service.

Note 7: Following commencement of the provision of the CSG’ Payment Gateway Service, CSG shall continue to provide and Customer shall continue to pay for such Services until the earlier of (a) the termination or expiration of the Agreement (and any applicable Termination Assistance as provided in the Agreement) or (b) termination of the Services by either party in accordance with the terms of the Agreement.

4.	Customer desires, and CSG agrees, to add the CSG’ Payment Gateway Service to Customer’s QT04, QT05 and QT07 environments. Exhibit B, Environment Matrix, to this Amendment sets forth the various environments impacted by the CSG Payment Gateway Service. The matrix states (i) whether an environment is needed by Customer in its QT04, QT05 and/or QT07 environments, (ii) if an environment is needed, the environment(s) in which the CSG Payment Gateway Service has been implemented, and (iii) the environment(s) in which the CSG Payment Gateway Service needs to be implemented by way of this Amendment and applicable Statement of Work.

5.	Schedule G, “Performance Standards and Remedies” of the Agreement is AMENDED to include the following:

2.12 CSG Payment Gateway Service Availability. Except as otherwise provided below, the CSG Payment Gateway Service shall be Available an average of ****** of the time, measured on a ******* basis, ****** **** **** ***** *** **** ***** *** **** *** ****, excluding the following scheduled Downtime (the “Availability SLA”). CSG shall perform such measurements in good faith using the CSG host computer and, in the event that the CSG Payment Gateway Service fails to be Available an average of ****** of the time, measured on a ******* basis, ****** **** **** ***** *** **** ***** *** **** *** ****, excluding the following scheduled Downtime, CSG shall provide written notice to Customer stating (1) that the Availability SLA has not been met and (2) the percentage of time the CSG Payment Gateway Service was available over the course of such month.

Description	Eligible Days	Duration	Timeframe	Required Prior Notice

****** ******	*********	**** *** *********** *****	**:** **-*:** ** ****	Downtime is not planned during regular maintenance windows. In the event CSG reasonably believes downtime will occur during the maintenance window, CSG will provide at least ’** *****’ notice.

*** ****** **********	*********	*** *** *********** *****	*:** **-**:** ** ****	Low-risk maintenance is planned in this window with a maximum * ****** ******* ************.

*** ****** ***	********	***** *** *********** *****	*:** **-*:** ** ****	Actual downtime is generally less than ** *******. Any additional downtime will be communicated with a minimum of *** *** **** notice.

****** ******	******	*** *** *********** *****	**:****-**:** ** ****	Downtime is not planned during regular maintenance windows. In the event CSG reasonably believes downtime will occur during the maintenance window, CSG will provide at least ’** *****’ notice.

*** ****** **********	******	**** *** *********** *****	**:** **-*:** ** ****	Actual downtime is generally less than ** *******. Any additional downtime will be communicated with a minimum of *** *** **** notice.

********* ********	***	TBD – based upon situation	TBD with prior notice to Customer (which may be provided via e-mail).	The lead-time provided under these circumstances will be dependent on the particular *********.

CSG shall not be responsible for its failure to meet the performance standard set forth in this paragraph 2.12 to the extent that such failure is (a) caused by events beyond CSG’s control, including, but not limited, to a failure that is the direct result of the inoperability of networks (LANs or WANs), or hardware or software located on Customer’s premise or Customer’s use of personal computer macros or other methods that automatically generate excessive on-line transactions. Customer acknowledges that a breach of the performance standard under this paragraph 2.12 will not, by itself, constitute a breach of any other performance standards set forth in this Schedule G.

6.	EXHIBIT G-1 “Performance Remedies” of the Agreement is AMENDED to include the following under Section 1. “Availability”:

5. CSG Payment Gateway Service. The CSG Payment Gateway Service will provide ***** uptime. For any calendar month in which the CSG Payment Gateway Service uptime is less than *****, CSG will issue a credit of ** of the ******* ******** ***** for the CSG Payment Gateway Service ***. For clarification purposes, in the event CCS is unavailable, Customer shall not be entitled to a Service Level Credit for the CSG Payment Gateway Service Availability in the event CSG Payment Gateway is simultaneously unavailable.

7.	If Customer is not utilizing the product in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with any updates or upgrades to the Service. Custom software modifications are not included in this Agreement, but may be added to the Agreement and priced by mutual agreement of the parties.

8.	Schedule H, “CSG Systems, Inc. Business Continuity / Disaster Recovery Plan” of the Agreement is AMENDED to include the CSG’ Payment Gateway Service as a **** * service.

9.	In addition to the amendments made to the CSG Services in Sections 1 through 8 above relative to the CSG Payment Gateway Service and related terms and conditions, the parties have agreed to ****** *** ***** *** *********** for Customer’s use of the Payment Processor Gateway Service in connection with Customer’s use of the Content Direct Services. As a result, Section 10, “Fees” of the CD Amendment is hereby amended by deleting in its entirety the table in such section entitled “Payment Processor Gateway Service for Content Direct System” and its related Notes (1) through (4) and substituting the following in lieu thereof:

Payment Processor Gateway Service for Content Direct System

Description of Item/Unit of Measure	Frequency	Fee
A. Setup/Implementation of merchant gateway ID (Note 1)	*** ****	$********
1. Transactions
2. Payment Processor Gateway Service for Content Direct (*** ***********) (Note 2-6)	*** ***********	$******

Note 1: Setup and Implementation fees shall be set forth in a mutually agreed upon Statement of Work and invoiced as prescribed under the applicable SOW. The parties acknowledge the setup and implementation fees for the initial merchant gateway deployed under this CD Amendment was previously invoiced and paid under CSG #2312237.

Note 2: Transaction types may include, but are not limited to credit and debit card authorization attempts (Visa, MasterCard, American Express, and Discover), PINless debit validation attempts, reversals, and refunds.

Note 3: Customer will have one or more separate agreements with third-party card processors and, therefore, it is anticipated that Customer will incur additional fees payable to such third-party card processors, which additional fees are not therefore reflected in this Agreement.

Note 4: The Payment Processor Gateway Service Fee for Content Direct Services will be invoiced based upon a calendar month in arrears.

Note 5: The Payment Processor Gateway Service Fee for Content Direct Services *** *********** *** shall *** ** ******* ** *** ****** ***** ******** outlined Section 4 entitled “Increase in Fees,” of the Agreement until December 31, 2017. Thereafter the parties shall enter into good faith negotiation for any on-going fees related to the Payment Processor Gateway Service for the Content Direct System. In the event the parties are unable to agree, CSG shall no longer be obligated to provide and Customer shall no longer be obligated to pay for such Payment Processor Gateway Service for Content Direct.

Note 6: Following commencement of the provision of Payment Processor Gateway Service for Content Direct, CSG shall continue to provide and Customer shall continue to pay for such Services until the earlier of (a) the termination or expiration of the Agreement (and any applicable Termination Assistance as provided in the Agreement) or (b) termination of the Payment Processor Gateway Service for Content Direct Services by either party in accordance with the terms of the Agreement.

10.	Limitation of Liability. NEITHER PARTY NOR ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY AND/OR ITS AFFILIATES FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH (a) CSG’S PROVISION ** *** *** ******* ******* ******** HEREUNDER, OR (b) THE *********** ** ******* ** ******* **** *****’* *********** ******* ******** ** **** *********, INCLUDING, BUT NOT LIMITED TO, THE PERFORMANCE OF *** ******* ******* ******** HEREUNDER, IN EXCESS OF THE ****** OF (i) **** ******* ******** ******* *$*********** OR (ii) **** ******** **** ** ******** FOR CSG PAYMENT GATEWAY SERVICES (in either event, the “Payment Gateway Liability Cap”). NOTWITHSTANDING THE FOREGOING LIMITATIONS, THE LIMITATION OF LIABILITY PROVIDED IN THIS SECTION FOR DIRECT DAMAGES SHALL NOT (A) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (B) apply TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (C) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE (1) EITHER PARTY’S LIABILITY IN CONNECTION WITH ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; OR (2) *** *************** ************, INCLUDING, BUT NOT LIMITED TO, THE ************** *********** *** ***** ** ******** ** ************* of the agreement OR ******* ** **************** ** *** *********. CSG shall not be responsible for any interchange fees or for any downgrade or shift in interchange qualification arising out of or in connection with the CSG Payment Gateway services.

11.	Termination. For clarity, either CSG or Customer may terminate this Amendment in accordance with the applicable provisions of Section 19 of the Agreement. Additionally:

a.	If on any date (a “Liability Cap Fulfillment Date”), regardless of whether the provisions of this Section 11(a) have been invoked previously by either or both parties, a party (the “Liable Party”) incurs liabilities that are subject to the Payment Gateway Liability Cap to the other party (the “Non-liable Party”) that, in the ********* ***** ** ****** *** ******* ******* ********* *** then in effect as applicable to such party, then, for a period of ****** **** **** immediately following the Liability Cap Fulfillment Date (a “Liability Cap Termination Period”), each Party shall have the right to terminate the Payment Gateway Term on not less than (i) ****** **** ****’ prior written notice to CSG in the event that Customer is the Party terminating the Payment Gateway Term, or (ii) *** ******* ****** ***** ****’ prior written notice in the event that CSG is the Party terminating the Payment Gateway Term. In the event that neither party terminates the Payment Gateway Term during a Liability Cap Termination Period, then, upon the expiration of the applicable Liability Cap Termination Period, the Payment Gateway Liability Cap applicable to the applicable Liable Party shall be ***** ** ** ****** ***** ** *** ****** OF (A) **** ******* ******** ******* *$*********** OR (B) **** ******** **** ********** ** *** **** ****** ********** ********* *** *********** **** ** ******** *** *** PAYMENT GATEWAY SERVICES (a “Liability Cap Reset”). Following an initial Liability Cap Reset with respect to any Liable Party, the procedure described in the foregoing provisions of this Section 11(a) may be repeated each time, if ever, that such Liable Party incurs additional liabilities to the Non-Liable Party that are ***** ** ** ** ****** of the Payment Gateway Liability Cap then applicable to such Liable Party. In the event of a termination pursuant to this Section 11(a), during the Transition Period that follows the applicable Termination Notice sent pursuant to this Section 11(a), notwithstanding any prior operation of the Payment Gateway Liability Cap to limit a Liable Party’s liability, the ******* ******* ********* *** applicable to each party shall be THE ****** OF (1) **** ******* ******** ******* *$*********** OR (2) **** ******** **** ** ******** FOR CSG PAYMENT GATEWAY SERVICES DURING THE APPLICABLE TRANSITION PERIOD; and

b.	Customer shall have the right to terminate the Payment Gateway Term on not **** **** ***** *** ******’ notice in the event that (i) damages that are subject to the Payment Gateway Liabilities Cap that are payable by Customer to CSG have reached the Payment Gateway Liability Cap and Customer exercises its termination right within the Liability Cap Termination Period, (ii) the CSG Payment Gateway Service fails to be Available at least ****** of the time, measured on a ******* basis, ******-**** **** ***** *** **** ***** *** **** *** ****, excluding scheduled Downtime for any ***** *** *********** ****** during the Payment Gateway Term (a “Chronic Availability Failure”) and Customer exercises its right to terminate within ****** **** **** of Customer’s receipt of written notice from CSG that a Chronic Availability Failure has occurred, or (iii) the CSG Payment Gateway Service fails to be Available at least ****** of the time, measured on a ******* basis, ******-**** **** ***** *** **** ***** *** **** *** ****, excluding scheduled Downtime in any *** *** ***** period during the Payment Gateway Term (a “Serious Availability Failure”) and Customer exercises its right to terminate within ****** **** **** of Customer’s receipt of written notice from CSG that a Serious Availability Failure has occurred.

12.	Migration. Upon the termination or earlier expiration of the Payment Gateway Term, CSG shall provide, at Customer’s request, such support as Customer may reasonably request in migrating from the CSG Payment Gateway Service to an alternative solution (“Payment Gateway Termination Assistance Services”) upon expiration or termination of this Agreement for any reason or no reason whatsoever, for reasonable payment mutually agreed to by the Parties. The terms of this Section 12 shall survive the termination of this Amendment. Except as the parties otherwise agree in writing, CSG shall provide Payment Gateway Termination Assistance Services at the Professional Services Rate set forth in Schedule F “Fees”, CSG Services, Section V., Item 2.

* * * * * * *

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IN WITNESS THEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson

Name:	Michael K. McClaskey	Name:	Michael J. Henderson

Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing

Date:	10/29/12	Date:	10/29/12

[Signature page to Twenty-Ninth Amendment to

CSG Master Subscriber Management System Agreement Between CSG Systems, Inc. and Dish Network L.L.C.]

EXHIBIT A-4(g)

CSG Payment Gateway Service

1. CSG Payment Gateway Service. The CSG Payment Gateway Service facilitates the routing of credit card transactions (Visa, MasterCard, Discover, and American Express) and debit card (Visa and MasterCard) transactions to select third party processors and provides BIN management capabilities which enable PIN-less debit processing. The CSG Payment Gateway will determine the eligibility of each card transaction for PIN-less debit processing and transmit the card transaction to Customer’s designated payment processor. The CSG Payment Gateway supports one-time and recurring credit card payments and one-time PIN-less debit payments. The CSG Payment Gateway is an additional feature beyond currently supported Credit Card Processing and Electronic Payment services and processes. Customer will have access to an online portal, or similar means, to process credits and refunds, perform transaction research and download reports.

2. Requirements. Allowable payment types for the CSG Payment Gateway Service are MasterCard, VISA, American Express, and Discover. Customer is responsible for establishing a merchant agreement with a CSG approved card processor. The card processor will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Service. Customer is responsible for all credit card and debit card related fees passed through or assessed by merchant banks, card processors, acquirers, issuers, Visa, MasterCard, Discover, American Express, NYCE, STAR, ACCEL / Exchange, and Pulse, or any other entity involved in the processing of associated transactions. Fees may include, but are not limited to interchange fees, assessment fees, per transaction fees, network security fees, switch fees, and administrative fees. For transactions originating from non-CSG billing platforms, Customer is responsible for adhering to all applicable regulations that may be mandated by the card associations, debit networks, payment card industry, or other regulatory entity.

3. Use of Card Processing Information. Customer and CSG agree that all information and data accessed through the CSG Payment Gateway Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the CSG Payment Gateway Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Data Accuracy. Customer acknowledges that CSG is not responsible in any way for the accuracy or completeness of the third party processor information which may be accessed as part of this service.

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Exhibit B

Environment Matrix

CSG Services	Environment Needed?	Completed Environment(s)	Needed Environment(s)
*** ******* ******* *******	Yes	none	04, 05, 07
******** *******	Yes	05, 07 1	043
***	Yes	05, 07	043
*****	Yes	05, 07 2	Isolate 043
****	Yes	05, 07	043
***** **	Yes	05, 07	043
******/***** **** **********	Yes	05, 07	043
***** ************ **** ***** *********	Yes	05, 07	043
*** ******/********	Yes	05, 07	043
*******	Yes	05, 07	043
********* *******	Yes	05, 07	043
***	Yes	05, 07	043
****** ************	Yes	05, 07	043
******** ******* ******* *****	Yes	05, 07	043
*** ********* ********* ******* **********	Yes	05, 07	043
********* **	Yes	05, 07	043
***	Yes	05,07	043
********* ***	Yes	05, 07	043
***	Yes	05, 07	043
*** ***** ******	Yes	05, 07	043
******	Yes	05, 07	043
***/***	Yes	05, 07	043
***/***/***	Yes	05, 07	043
***** *********	Yes	05, 07 2	043
***/********	Yes	05, 07 2	043
***** **********	Yes	05, 07	043
***/*** *********	No	05, 07	043
*** ** ********	No	05, 07	none
*** / **	No	none	none
******* ****	No	none	none
******* ******	No	none	none
********	No	none	none
*********** *********	No	none	none
*********	No	05	none
**** *****	No	05	none
*******	No	none	none
*******	No	none	none

1.	******** ******* will be implemented into the QT05 and QT07 regions per the Twenty-third Amendment to the Agreement, CSG document number 2313021, executed on May 25, 2012.
2.	************** ** **** ***** ********** and the ***** ********* into QT07; and the ********* of the ***** in the QT05 and QT07 regions will occur per the Twenty-fourth Amendment to the Agreement, CSG document number 2311983, executed on June 6, 2012.
3.	************** of *** ******** into QT04 will occur per the Twenty-sixth Amendment to the Agreement, CSG document number 2313492, executed on August 24, 2012.

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